                   Morgan Stanley Eastern European Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                    Amount of       % of
                                      Offering        Total          Shares       Offering    % of Funds
 Security   Purchase/   Size of      Price of      Amount of       Purchased     Purchased       Total                    Purchased
Purchased   Trade Date  Offering      Shares        Offering        By Fund       By Fund       Assets        Brokers        From
---------- ------------ ---------- ------------- --------------- -------------- ------------- ------------ -------------- ---------

  Magnit     04/16/08       -         $8.500         $489,489,500 105,766            0.18%         0.27%                                  Deutsche        Lehman
OJSC-Spon                                                                                                  Bank            Brothers
 GDR Regs                                                                                                  Securities      Int'l
                                                                                                           Inc.,
                                                                                                           Morgan
                                                                                                           Stanley &
                                                                                                           Co.
                                                                                                           International

New World    05/06/08       -         $13.25     $1,099,926,808    31,514          0.03%         0.27%     Morgan          Goldman
Resources                                                                                                  Stanley,        Sachs
    BV                                                                                                     Goldman
                                                                                                           Sachs
                                                                                                           International,
                                                                                                           JPMorgan
                                                                                                           Cazenove,
                                                                                                           CitiGroup
                                                                                                           Global
                                                                                                           Markets
                                                                                                           Limited,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                           Erste Bank,
                                                                                                           Patria
                                                                                                           Finance,
                                                                                                           Unicredit
                                                                                                           markets &
                                                                                                           Investment
                                                                                                           Banking
                                                                                                           (Unicredit
                                                                                                           CAIB UK
                                                                                                           Ltd. And
                                                                                                           Unicredit
                                                                                                           CAIB Poland
                                                                                                           S.A.), Wood
                                                                                                           & Company,
                                                                                                           Ceska
                                                                                                           Sporitelna,

MHP SA-GDR 05/09/08         -         $15.00        $322,500,000      68,758           0.32%         0.65% Morgan          UBS
  REG S                                                                                                    Stanley,        Warburg
                                                                                                           UBS
                                                                                                           Investment
                                                                                                           Bank